Frank Value Fund

www.FrankFunds.com

Ph: (973)-887-7698

Toll Free: (866)-706-9790

Frank Capital Partners LLC

Fourth Quarter, 2008

To our fellow shareholders,

The Frank Value Fund ended the fourth quarter of 2008 with a year-to-date return of -39.73% versus -37.00% for the S&P 500. Please refer to the back of this letter for more detailed performance information.

This has been one of the worst years in the stock market in seventy-five years and it has drastically changed the financial industry. As for the bleakness in the economic picture, we believe there are still severe job losses and business-weakness to come, however our strategy is to buy quality businesses at cheap prices, and at no other time in our history have we had more companies on our buy list. This is the reason we are quite satisfied with our portfolio’s future.

With each drop in the market we have raised the bar of our investing standards. In a normal environment we are happy to buy a company at ten times the amount of Free Cash Flow (FCF) it produces in a year. Free cash flow is the amount of cash a business owner can take out of the business while the business can continue to operate; some people call it owner’s earnings – we define it as cash flow from operations minus capital expenditures. Usually, it is difficult to construct a portfolio of thirty businesses at 10x FCF, and we must sit patiently holding cash and waiting for volatility. Thanks to the indiscriminate selling of October and November, we found hundreds of companies that met our strict criteria. So what did we do? We made our standards even tougher. At the November lows we purchased two companies for less than 4x FCF. This means the recession can permanently wipe out more than half of their FCF and the companies will still be cheap! Buying companies at these levels shows the market doubts a recovery of any kind, ever.

Prices are historically cheap, we have belabored this point, but with the horrendous news-flow out there, how can we buy and hold now? We buy businesses when they are excellent competitors, have strong financial positions, and are trading at cheap prices. Excellent businesses must be able to weather recessions and outlast their competition. Many of the names in the portfolio have lost a major competitor in this downturn and will not only recover along with the economy, but also absorb the customers of their now defunct competition. Investors will eventually realize this and pay up significantly for our holdings. We believe it is much better to be early than late, and with 8.5 trillion dollars of cash on the sidelines (the most since 1990 according to Bloomberg), an immense amount of inflows will happen eventually. Exactly when is a fool’s game to predict, so we stick to our strategy. Much of the economic downturn appears to be discounted into these rock-bottom prices,  and no one will sound an “all clear” whistle, so a strategy must be built for all environments.

We are astounded at the prices we were able to pay for some businesses, and we believe our portfolio will rebounded significantly farther and faster than the broader market and our peers. Our small-size and discipline give us a tremendous advantage over larger investment companies. In the thick of the panic, we were able to purchase small, quality companies with zero debt and at fire-sale prices. Larger mutual funds are too bulky, restricted by regulation, and scared to make moves in this environment. The small companies we have purchased, as well mixture of world-class stalwart business in the portfolio make us proud and excited to be, as always, invested along-side our clients.

Very truly yours,

Alfred and Brian Frank

Frank Value Fund Portfolio Managers

Time Period	Frank Value Fund	S&P 500 Total Return	FVF Vs. S&P 500
One Year Ended 12/31/2008	-39.73%	-37.00%	-2.73%
Average Annual Return for the Three Years Ended 12/31/2008	-9.08%	-8.35%	-0.73%
Total Return Since Inception 7/21/2004 (as of 12/31/2008)	-14.46%	-10.70%	-3.76%
Average Annual Return Since Inception 7/21/2004 (as of 12/31/2008)	-3.45%	-2.51%	-0.94%

The Frank Value Fund paid a dividend of $0.29 on December 20, 2005, a dividend of $0.58 on December 27, 2006, a dividend of $1.41 on December 27, 2007, and a dividend of $0.83 on December 29, 2008. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the Fund at 1-866-706-9790 or visiting our website at www.frankfunds.com. Returns include reinvestment of any dividends and capital gain distributions.

Non-FDIC insured. May lose value. No bank guarantee. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling 1-866-706-9790.   Please read it carefully before you invest or send money.

This publication does not constitute an offer or solicitation of any transaction in any securities. Any recommendation contained herein may not be suitable for all investors.

Information contained in this publication has been obtained from sources we believe to be reliable, but cannot be guaranteed.

The information in this portfolio manager letter represents the opinions of the individual portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the portfolio managers’ views are as of December 31, 2008, and are subject to change without notice.